                                                                    EXHIBIT 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-7140) of POSCO and subsidiaries (the "Company") of our report dated March 6, 2003 relating to the consolidated balance sheets as of December 31, 2001 and 2002 and the related consolidated statements of income, statements of changes in shareholders' equity and cash flows for the three-year period ended December 31, 2002, which appears in this Form 20-F.




Samil Accounting Corporation, member firm of PricewaterhouseCoopers


Seoul, Korea
May 6, 2003